UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 8, 2022

The Mineral Company Ltd. (f/k/a INDO Global Exchange(s) Ltd.

(Exact name of registrant as specified in its charter)

Colorado	000-53438	48-1308991
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6400 S. Fiddlers Green #250 #1012 – Greenwood Village, CO 80111

(Address of Principal Executive Offices) (Zip Code)

+34 688 971 444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	Igex	OTC Pink

SECTION 2 — FINANCIAL INFORMATION

Item 2.01

Completion of Acquisition or Disposition of Assets.

(a) Transaction completion date: January 31, 2022.

(b) Brief Description of asset(s) involved:

In tandem with the acquisition of the asset(s)/lot(s) for the development of the biggest center in southern Europe for storage, shipping, and development of minerals (particularly lithium, graphene, and its derivatives, located in Jumilla, Spain; The Mineral Company Ltd. (f/k/a INDO Global Exchange(s) Ltd.) has acquired the water rights over the lots; water reservoir and extraction pumps/station for €100,000.00. The acquisition of the water rights was financed by the seller at a 2% per annum over 84 months. The transaction is guaranteed by one of the Company’s Preferred shareholders.

(c) Seller’s Name: Frymoo Gestion S.L. There is no relationship between the parties other than this transaction.

(e) N/A

(f) N/A

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Mineral Company Ltd. (f/k/a INDO Global Exchange(s) Ltd.

By	/s/ Sergio Bellosta Suárez
Name:	Sergio Bellosta Suárez
Title:	CEO

Date: February 8, 2022

INDEX TO EXHIBITS

Exhibit No.	Description

9.01 (d)	Various Transaction(s) documentation excerpts.